ASSIGNMENT AND SECURITY AGREEMENT

         THIS SECURITY AGREEMENT is made effective as of March 6, 2006, by and between MICROCOR, INC., A UTAH CORPORATION ("DEBTOR"), and WESCOR, INC., A UTAH CORPORATION, whose mailing address for purposes of this Security Agreement is 459 South Main, Logan, Utah 84321 ("SECURED PARTY").

                                    RECITALS:

         A. Secured Party and Debtor have entered into a Loan Agreement of even date pursuant to which Secured Party has agreed to advance certain funds to Debtor to be evidenced by a separate promissory note as described in the Loan Agreement. Pursuant to the Loan Agreement, Debtor has executed and delivered to Secured Party a secured promissory notes, captioned as the Minimum Royalty Advance Note (the "Secured Notes") pursuant to which Secured Party has agreed to extend certain credit to Debtor.

         B. It is a condition precedent to advancing any amounts to Debtor pursuant to the Loan Agreement and the Secured Notes that Debtor shall have entered into this Security Agreement ("AGREEMENT") granting Secured Party a continuing security interest in the collateral described in this Agreement.

         NOW, THEREFORE, in consideration of the covenants and conditions herein contained, the parties agree as follows:

SECTION 1.        DEFINITIONS.

         All terms used herein which are defined in the Loan Agreement shall have the same meaning as contained in the Loan Agreement. All terms used herein which are defined in Article 1 or Article 9 of the applicable Utah Uniform Commercial Code ("UCC") shall have the meanings given therein, unless otherwise defined in this Agreement or in the Loan Agreement. In the event of any inconsistency between the definitions herein and the definitions for the same terms in the Loan Agreement, the Loan Agreement shall control. All references to the plural herein shall also mean the singular. Subject to the foregoing, as used herein, the following terms shall have the meanings set forth below:

         "COLLATERAL" shall mean an assignment and security interest granted to Lender covering 20% of all proceeds received by Borrower in the future from any commercial use of the Hematocrit Technology or proceeds of any license or investment by any party other than the participants in the Joint Development Agreement; provided however that such proceeds shall in no event exceed the total amount owing to Lender pursuant to the secured Note;.

         "LIEN OR ENCUMBRANCE" AND "LIENS AND ENCUMBRANCES" mean, respectively, each and all of the following: (i) any lease or other right to use; (ii) any assignment as security, conditional sale or other title retention agreement or arrangement, grant in trust, lien (statutory or other), mortgage, deed of trust, pledge, security interest, hypothecation, preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever and any other interest or right securing the payment of money or the performance of any other liability or obligation, whether voluntarily or involuntarily created and whether arising by agreement, document, or instrument, under any law, ordinance, regulation, or rule (federal, state, or local), or otherwise; (iii) any option, right of first refusal, other right to acquire, or other interest or right, and (iv) any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing.

         "LOAN DOCUMENTS" means this Agreement, The Loan Agreement, and the Secured Notes between Secured Party and Debtor, and any other agreements, documents, or instruments from time to time and signed by the party against whom the document or instrument is intended to be enforced, evidencing, guarantying, securing, or otherwise relating to the same as they may be amended, modified, extended, renewed, or supplemented from time to time.

         "OBLIGATIONS" means any and all indebtedness, liabilities and obligations of Debtor to Secured Party relating to or arising under the Loan Documents, other than the Overhead Advance Note, and any and all extensions and renewals thereof in whole or in part, whether as principal, guarantor or otherwise, and or any supplement hereto or thereto, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended, and whether arising directly or acquired from others (including, without limitation, participations or interests in such obligations to others) and including, without limitation, Secured Party's interest, and costs chargeable to Debtor in connection with all of the foregoing.

         "UCC" means the Uniform Commercial Code in effect in the state or jurisdiction where any applicable portion of the Collateral is located, as the same may be amended and modified from time to time.

SECTION 2.        GRANT OF SECURITY INTEREST.

         For value received, and as security for the prompt performance, observance and payment in full of all Obligations, Debtor hereby assigns to Secured Party the right to collect and hold payment of twenty percent (20%) of all proceeds received by Borrower in the future from any commercial use of the Hematocrit Technology not to exceed the total amounts owing under the secured Note, and grants to Secured Party, a continuing security interest in, lien upon and right of setoff against the Collateral.

SECTION 3.        DEBTOR'S REPRESENTATIONS, WARRANTIES AND GENERAL COVENANTS.

         3.1 Debtor represents, warrants and agrees (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which, and compliance with, being a continuing condition of the making of advances of Loan proceeds by Secured Party under the Loan Agreement:

                  (a) Debtor is and shall be, with respect to the Collateral, the owner of such Collateral free from any Lien or Encumbrance except in Secured Party's favor. Debtor will defend its title to the Collateral against the claims of all persons. There are no Form UCC-1 financing statements now filed or recorded covering any of the Collateral or in which Debtor is named or has signed as Debtor, except financing statements related to this Agreement.

                  (b) Debtor will not directly or indirectly sell, lease, transfer, abandon or otherwise dispose of all or any substantial portion of Debtor's property or assets, without prior written notice to Lender.

                  (c) Debtor shall promptly notify Secured Party in writing of the details of any loss, damage, investigation, action, suit, proceeding or claim relating to the Collateral or which would result in any material adverse change in Debtor's business, properties, assets, goodwill or condition, financial or otherwise.

                  (d) At Secured Party's option, upon the occurrence of an Event of Default hereunder, Secured Party shall apply any insurance monies received at any time to the cost of repairs to or replacement for the Collateral and/or to payment of any of the Obligations, whether or not due, in any order and in such manner as Secured Party, in Secured Party's sole discretion, may determine.

                   (e) Debtor shall not waste or destroy the Collateral or any part thereof or any document or record evidencing the same. In addition, Debtor shall not misuse, cancel or in any way use or dispose of any of the Collateral unlawfully or contrary to the provisions of this Agreement.

                  (f) Debtor shall, at Debtor's own expense, protect the Collateral and maintain it at all times for the benefit of Secured Party. Debtor shall use the Collateral for lawful purposes only and in conformity with applicable laws, ordinances and regulations.

                  (g) The Collateral is and shall be used in Debtor's business and not for personal, family, or household use.

                  (h) The security interest granted in the Collateral is in good faith believed to be (i) legal, valid, binding, and enforceable, (ii) once filed, a perfected security interest in the Collateral, and (iii) a first priority security interest.

         3.2 Except as otherwise provided in this Agreement, Debtor will not permit the Collateral to be removed from Debtor's possession, will not permit the Collateral to be attached or other process to be levied thereon nor create nor permit to be created any lien or encumbrance or adverse claim of any character whatsoever in Collateral, whether justified or unjustified, and will not sell, transfer, assign or attempt to assign Debtor's right, title or interest in the Collateral or this Agreement in contravention of the security interests granted herewith.

         3.3 Debtor shall duly execute and deliver, or shall cause to be duly executed and delivered, such further agreements, instruments and documents, including, without limitation, additional security agreements, collateral assignments, Form UCC-1 financing statements or amendments or continuations thereof, consents to the exercise by Secured Party of all Secured Party's rights and remedies hereunder, under any supplement hereto or applicable law with respect to the Collateral, and do or cause to be done such further acts as may be necessary or proper in Secured Party's opinion to evidence, perfect, maintain and enforce Secured Party's security interest and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any supplement hereto. Where authorized by law, Debtor hereby authorizes Secured Party to execute and file one or more Form UCC-1 financing statements signed only by Secured Party. Debtor hereby authorizes Secured Party, upon the occurrence of an Event of Default hereunder, at Secured Party's option to send written notice to any and all customers of Borrower or other parties who may be obligated to pay Borrower any consideration for the commercial use of the Hematocrit Technology, to advise such parties that Lender claims a security interest in such proceeds .

         3.4 Debtor assumes all responsibility and liability arising from or relating to Debtor' use, sale or other disposition of the Collateral.

SECTION 4.        SECURED PARTY'S RIGHT TO PROTECT COLLATERAL.

         Secured Party may, in the Event of Default by Debtor, pay taxes, assessments, liens, fees, charges or encumbrances, or spend any amounts necessary to maintain the Collateral in Debtor's exclusive possession and in good condition and repair, and all amounts expended by Secured Party shall, with interest thereon at the Default Interest Rate, constitute an Obligation of Debtor to Secured Party secured by the Collateral and by the terms of this Agreement and shall be immediately due and payable, but no such act or expenditure by Secured Party shall relieve Debtor from the consequences of such default.

SECTION 5.        EVENTS OF DEFAULT.

         Any one of the following shall constitute an "Event of Default":

                  (a) Debtor fails to pay any monetary amount when due under any Loan Document, and fail to cure such default within ten (10) days after written notice from Secured Party.

                  (b) Debtor fails to perform any obligation not involving the payment of money, or to comply with any other term or condition applicable to Debtor under any Loan Document, and fail to cure such default within thirty (30) days after written notice from Secured Party.

                  (c) Debtor makes a representation or warranty in any Loan Document that is materially false, incorrect, or misleading as of the date made.

                  (d) Debtor (i) fails to pay when due any monetary obligation, whether such obligation be direct or contingent, to any person in excess of One Hundred Thousand and No/100 Dollars ($100,000), (ii) makes a general assignment for the benefit of creditors, or (iii) applies for, consents to, or acquiesces in, the appointment of a trustee, receiver, or other custodian for Debtor or the property of Debtor or any part thereof, or in the absence of such application, consent, or acquiescence, a trustee, receiver, or other custodian is appointed for Debtor or the property of such Debtor or any part thereof.

                  (e) Commencement of any case under the Bankruptcy Code, Title 11 of the United States Code, or commencement of any other bankruptcy arrangement, reorganization, receivership, custodianship, or similar proceeding under any federal, state, or foreign law by or against any of the Debtor.

                  (f) All or any part of the Collateral is attached, levied upon, or otherwise seized by legal process, and such attachment, levy, or seizure is not quashed, stayed, or released within twenty (20) days of the date thereof.

                  (g) The occurrence of any Event of Default under any other Loan Document.

                  (h) Debtor abandons any material portion of the Collateral; or

                  (i) Any material portion of the Collateral is lost, stolen, suffers substantial damage or destruction, or declines materially in value.

SECTION 6.        RIGHTS AND REMEDIES.

         6.1 Upon the happening of any Event of Default, and after any applicable cure period, Secured Party shall have (in addition to any other rights Secured Party may have under this Agreement, any supplement hereto or otherwise) the rights, options, duties and remedies of a secured party, and Debtor shall have the rights and duties of a debtor, under the UCC; and without limitation thereto, Secured Party shall have the following specific rights:

                  (a) To declare any or all of the Obligations to be immediately due and payable, whereupon such Obligations shall be immediately due and payable;

                   (b) As a matter of right and without notice to Debtor or anyone claiming under Debtor, Secured Party shall be entitled to orders of replevin by a court of any or all Collateral from time to time;

                  (e) At its option, Secured Party may send written notice to any and all customers of Borrower or other parties who may be obligated to pay Borrower any consideration for the commercial use of the Hematocrit Technology, to advise such parties that Lender claims a security interest in such proceeds and demand that they pay any such amounts owing Debtor directly to Secured Party.

                  (f)  At  its  sole  option,   to  retain  the   Collateral  in
         satisfaction of the obligations secured hereunder by sending written notice of such election to Debtor; but, unless such written notice is sent by Secured Party as aforesaid, retention of said Collateral shall not be in satisfaction of any obligation hereunder;

                  (g) To apply the proceeds realized from disposition of the Collateral according to law;

                  (h) To exercise any and all other rights and remedies of a secured party.

         6.2 The enumeration of the foregoing rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies Secured Party may have under the UCC or other applicable law. Secured Party shall have the right, in Secured Party's sole discretion, to determine which rights and remedies, and in which order any of the same, are to be exercised, and in which order, and the exercise of any right or remedy shall not preclude the exercise of any others, all of which shall be cumulative.

         6.5 No act, failure or delay by Secured Party shall constitute a waiver of any of Secured Party's rights and remedies. No single or partial waiver by Secured Party of any provision of this Agreement or any supplement hereto, or breach or default thereunder, or of any right or remedy which Secured Party may have shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy on a future occasion.

         6.6 Debtor waives presentment, notice of dishonor, protest and notice of protest of all instruments included in or evidencing any of the Obligations or the Collateral and any and all notices or demands whatsoever (except as expressly provided herein). Secured Party may not proceed directly against Debtor to enforce payment of the Obligations and shall be required to proceed solely against the Collateral.

SECTION 7.        SETOFF.

         Upon the occurrence of an Event of Default, or, if in the commercially reasonable judgment of Secured Party, Secured Party deems itself insecure, any indebtedness owing from Secured Party to Debtor may be set off and applied by Secured Party on any indebtedness or liability, secured or unsecured, of Debtor to Secured Party at any time and from time to time, either before or after maturity, and without demand upon or notice to anyone.

SECTION 8.        APPLICATION OF PROCEEDS.

           All Collateral and all proceeds of Collateral received by Secured Party, before or after an Event of Default, will be applied by Secured Party to the Obligations, whether or not due, in the order set forth in the Loan Documents, subject to any requirements of law. Any Collateral and any balance of such proceeds remaining after payment of the Obligations in full will be paid to Debtor, its successors or assigns, or as the law or a court of competent jurisdiction may direct. Any proceeds of Collateral in the form of a check shall be credited against the Obligations only upon the expiration of such period of time after receipt thereof by Secured Party as Secured Party determines is reasonably sufficient to allow for clearance or payment thereof. Any other proceeds of Collateral will be credited against the Obligations only upon conversion into cash and receipt of such cash by Secured Party. Each such credit shall, however, be conditional upon final payment to Secured Party of the item giving rise to such credit.

SECTION 10.       LOAN DOCUMENTS.

         This Agreement is subject to certain terms and provisions in the other Loan Documents, to which reference is made for a statement of such terms and provisions.

SECTION 11.       CHOICE OF LAW/SEVERABILITY.

         This Agreement and all transactions hereunder shall be deemed to be consummated in the State of Utah and shall be governed by, and interpreted in accordance with the laws of that State. If any part or provision of this Agreement is invalid or in contravention of any applicable law or regulation, such part or provision shall be severable without affecting the validity of any other part or provision of this Agreement.

SECTION 12.       GENERAL.

         12.1 Time is of the essence of this Agreement. The acceptance by Secured Party of partial payments shall not in any manner modify the terms of this Agreement, and such acceptance shall not be construed as a waiver of any subsequent defaults on Debtor' part nor shall it waive the "time is of the essence" provision.

         12.2 Waiver of any default shall not constitute waiver of any subsequent default.

         12.3

         12.4 If this instrument is signed by more than one debtor, the singular word "Debtor" shall include the plural, and the obligations of all such Debtor shall be joint and several. All words used herein shall be construed to be of such gender and number as the circumstances require and all references herein to Debtor shall include all other persons primarily or secondarily liable.

         12.5 Any true and correct carbon, photographic or other reproductive copy of this Agreement may be filed or recorded as a Financing Statement.

         12.6 This Agreement and all obligations of Debtor hereunder shall be binding upon the successors and assigns of Debtor and Secured Party, and shall, together with the rights and remedies of Debtor and Secured Party hereunder, inure to the benefit of Debtor and Secured Party, respectively and each party's respective successors and assigns.

12.7 THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE ALTERED OR AMENDED EXCEPT BY A WRITING SIGNED BY ALL PARTIES.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

SECURED PARTY:                                       DEBTOR:

WESCOR, INC., a Utah Corporation                     MICROCOR, INC.,



By: _/s/ Janice Wallentine__________                 By: __/s/ Wayne K Barlow___